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                            ASSET PURCHASE AGREEMENT
                         (WLKY-AM, LOUISVILLE, KENTUCKY)

         This AGREEMENT (this "Agreement") is dated as of July , 2000, by and between TRUTH BROADCASTING CORPORATION ("Seller") and SALEM MEDIA OF KENTUCKY, INC. ("Buyer").

                                    RECITALS:

         1. Seller has entered into an agreement (the "HAP Agreement") to acquire radio station WLKY-AM, Louisville, Kentucky (the "Station") from Hearst-Argyle Properties, Inc.

         2. Buyer desires to acquire certain assets of the Station, and Seller is willing to convey such assets to Buyer.

         3. The acquisition of the Station is subject to consummation of the acquisition of the Station from Hearst-Argyle Properties, Inc. and is further subject to prior approval of the FCC.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, Seller and Buyer hereby agree as follows:

                                    ARTICLE 1

                                   TERMINOLOGY

         1.1    ACT. The Communications Act of 1934, as amended.

         1.2 ADJUSTMENT AMOUNT. As provided in SECTION 2.7, the amount by which Buyer's account is to be credited or charged, as reflected on the Adjustment List.

         1.3 ADJUSTMENT LIST. As provided in SECTION 2.7, an itemized list of all sums to be credited or charged against the account of Buyer, with a brief explanation in reasonable detail of the credits or charges.

         1.4 ASSUMED OBLIGATIONS. Such term shall have the meaning defined in SECTION 2.3.


         1.5 BUSINESS DAY. Any calendar day, excluding Saturdays and Sundays, on which federally chartered banks in the city of Louisville, Kentucky are regularly open for business.


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         1.6    BUYER'S THRESHOLD LIMITATION. As provided in SECTION 9.3 (b), the threshold dollar amount for the aggregate of claims, liabilities, damages, losses, costs and expenses that must be incurred by Buyer before Seller shall be obligated to indemnify Buyer. The Buyer's Threshold Limitation shall be Ten Thousand Dollars ($10,000).

         1.7 CLOSING. The closing with respect to the transactions contemplated by this Agreement.

         1.8 CLOSING DATE. The date determined as the Closing Date as provided in SECTION 8.1.

         1.9 DOCUMENTS. This Agreement and all Exhibits and Schedules hereto, and each other agreement, certificate, or instrument delivered pursuant to or in connection with this Agreement, including amendments thereto that are expressly permitted under the terms of this Agreement.

         1.10 EARNEST MONEY. The amount of One Hundred Thousand Dollars ($100,000).

         1.11   ESCROW AGENT. Fletcher, Heald & Hildreth, P.L.C.

         1.12 ESCROW AGREEMENT. The Escrow Agreement in the form attached as EXHIBIT A which Seller, Buyer and the Escrow Agent have entered into concurrently with the execution of this Agreement relating to the deposit, holding, investment and disbursement of the Earnest Money.

         1.13   EXCLUDED ASSETS. Such term shall have the meaning defined in
SECTION 2.2.

         1.14   FCC. Federal Communications Commission.

         1.15 FCC LICENSES. The licenses, permits and authorizations of the FCC for the operation of the Station as listed on SCHEDULE 3.8.

         1.16 FCC ORDER. An action, order or decision of the FCC granting its consent to the assignment of the FCC Licenses to Buyer.

         1.17 FINAL ACTION. An action of the FCC that has not been reversed, stayed, enjoined, set aside, annulled or suspended; with respect to which no timely petition for reconsideration or administrative or judicial appeal or SUA SPONTE action of the FCC with comparable effect is pending and as to which the time for filing any such petition or appeal (administrative or judicial) or for the taking of any such SUA SPONTE action of the FCC has expired.


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         1.18   INDEMNIFIED PARTY. Any party described in SECTION 9.3(a) or
9.4(a) against which any claim or liability may be asserted by a third party which would give rise to a claim for indemnification under the provisions of this Agreement by such party.

         1.19 INDEMNIFYING PARTY. The party to the Agreement (not the Indemnified Party) that, in the event of a claim or liability asserted by a third party against the Indemnified Party which would give rise to a claim for indemnification under the provisions of this Agreement, may at its own expense, and upon written notice to the Indemnified Party, compromise or defend such claim.

         1.20 LIEN. Any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, lien, lease or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Sale Assets or property, including any written or oral agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement with respect to any assets or property under the Uniform Commercial Code or comparable law of any jurisdiction.

         1.21 LMA. The Local Programming and Marketing Agreement by and between Buyer and Seller relative to the programming of the Station.

         1.22 MATERIAL ADVERSE CONDITION. A condition which would materially restrict, limit, increase the cost or burden of or otherwise materially adversely affect or materially impair the right of Buyer to the ownership, use, control, enjoyment or operation of the Station or the proceeds therefrom; provided, however, that any condition which requires that the Station be operated in accordance with a condition similar to those contained in the present FCC licenses issued for operation of the Station shall not be deemed a Material Adverse Condition.

         1.23 PERMITTED LIEN. Any statutory lien which secures a payment not yet due that arises, and is customarily discharged, in the ordinary course of Seller's business; any easement, right-of-way or similar imperfection in the Seller's title to its assets or properties that, individually and in the aggregate, are not material in character or amount and do not and are not reasonably expected to materially impair the value or materially interfere with the use of any asset or property of the Seller material to the operation of its business as it has been and is now conducted.

         1.24 PURCHASE PRICE. The consideration to be paid by Buyer to Seller for purchase of the Sale Assets in an amount equal to One Million Seven Hundred Fifty Thousand Dollars ($1,750,000).

         1.25   REAL PROPERTY. Such term shall have the meaning defined in
SECTION 3.7.


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         1.26 RULES AND REGULATIONS. The rules of the FCC as set forth in Volume
47 of the Code of Federal Regulations, as well as such other policies of the Commission, whether contained in the Code of Federal Regulations, or not, that apply to the Station.

         1.27 SALE ASSETS. All of the tangible and intangible assets to be transferred by Seller to Buyer as set forth in SECTION 2.1.

         1.28 SELLER'S THRESHOLD LIMITATION. As provided in SECTION 9.4(b), the threshold dollar amount for the aggregate of claims, liabilities, damages, losses, costs and expenses that must be incurred by Seller before Buyer shall be obligated to indemnify Seller. The Seller's Threshold Limitation shall be Ten Thousand Dollars ($10,000).

         1.29 STATION AGREEMENTS. The agreements, commitments, contracts, leases and other items described in SECTION 2.1(d) which relate to operation of the Station.

         1.30 SURVIVAL PERIOD. The term following the Closing Date during which all representations, warranties, covenants and agreements of the parties under this Agreement shall survive. The term shall be six (6) months.

         1.31   TANGIBLE PERSONAL PROPERTY. The personal property described in
SECTION 2.1(a).

         1.32   TOWER COORDINATES. Such term shall have the meaning defined in
SECTION 3.15 hereof.

                                   ARTICLE II

                                PURCHASE AND SALE

         2.1 SALE ASSETS. On the Closing Date, Seller will sell, transfer, assign and convey to Buyer, and Buyer will purchase from Seller, free and clear of all Liens, except Permitted Liens, all of Seller's right, title and interest, legal and equitable, in and to the tangible and intangible assets (except Excluded Assets) used or useful in the operation of the Station as specifically set forth in the following:

                (a) TANGIBLE PERSONAL PROPERTY. All equipment, parts, supplies, furniture, fixtures and other tangible personal property now or hereinafter owned by Seller and used in the operation of the Station, together with such modifications, replacements, improvements and additional items, and subject to such deletions therefrom, made or acquired between the date hereof and the Closing Date in accordance with the terms and provisions of this Agreement and the HAP Agreement.


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                (b)   REAL PROPERTY.  Seller's interests in the Real Property
including, without limitation, all right, title and interest of Seller in and to the Station's transmitting facilities;

                (c) LICENSES AND PERMITS. The FCC Licenses and all other assignable or transferable governmental permits, licenses and authorizations (and any renewals, extensions, amendments or modifications thereof) now held by Seller or hereafter obtained by Seller between the date hereof and the Closing Date, to the extent such other permits, licenses and authorizations pertain to or are used in the operation of the Station;

                (d) STATION AGREEMENTS. All agreements for the sale of advertising time on the Station entered into in the ordinary course of the Station's business and all agreements listed on SCHEDULE 3.9; any renewals, extensions, amendments or modifications of those agreements which are made in accordance with the terms and provisions of this Agreement and the HAP Agreement;

                (e) RECORDS. True and complete copies of all of the books, records, accounts, files, logs, ledgers, reports of engineers and other consultants or independent contractors, pertaining to or used in the operation of the Station (other than corporate records);

                (f) MISCELLANEOUS ASSETS. Any other tangible or intangible asset, properties or rights of any kind or nature not otherwise described in this SECTION 2.1 and now or hereinafter owned or used by Seller in the operation of the Station including, but not limited to, goodwill, call letters, slogans and other intellectual property of the Station and all other assets acquired by Seller pursuant to the HAP Agreement.

         2.2 EXCLUDED ASSETS. Notwithstanding any provision of this Agreement to the contrary, Seller shall not transfer, convey or assign to Buyer, but shall retain all of its right, title and interest in and to, the following assets owned or held by it on the Closing Date ("Excluded Assets"):

                (a) Any and all cash, cash equivalents, cash deposits to secure contract obligations (except to the extent Seller receives a credit therefor under SECTION 2.7, in which event the deposit shall be included as part of the Sale Assets), all inter-company receivables from any affiliate of Seller and all other accounts receivable, bank deposits and securities held by Seller in respect of the Station at the Closing Date.

                (b) Any and all claims of Seller with respect to transactions prior to the Closing including, without limitation, claims for tax refunds and refunds of fees paid to the FCC.


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                (c)   All prepaid expenses (except to the extent Seller receives a credit therefor under SECTION 2.7, in which event the prepaid expense shall be included as part of the Sale Assets).

                (d)   All contracts of insurance and claims against insurers.

                (e) All employee benefit plans and the assets thereof and all employment contracts.

                (f) All contracts that are terminated in accordance with the terms and provisions of this Agreement or the HAP Agreement or have expired prior to the Closing Date in the ordinary course of business; and all loans and loan agreements.

                (g) All tangible personal property disposed of or consumed between the date hereof and the Closing Date in accordance with the terms and provisions of this Agreement or the HAP Agreement; all tangible personal property not specifically assumed by Buyer pursuant to Section 2.1(a) above.

                (h) Seller's corporate records except to the extent such records pertain to or are used in the operation of the Station, in which case Seller shall deliver materially accurate copies thereof to Buyer.

                (i) All commitments, contracts and agreements not specifically assumed by Buyer pursuant to SECTION 2.1(d), above.

                (j)   All studios and furniture and fixtures.

         2.3    ASSUMPTION OF LIABILITIES.

                (a) At the Closing, Buyer shall assume and agree to perform, without duplication of Seller's performance, the following liabilities and obligations of Seller (the "Assumed Obligations"):

                      (i) Current liabilities of Seller for which Buyer receives a credit pursuant to SECTION 2.7, but not in excess of the amount of such credit.

                      (ii) Liabilities and obligations arising under the Station Agreements, if any, assumed by and transferred to Buyer in accordance with this Agreement, but only to the extent such liabilities and obligations relate to any period of time after the commencement of the LMA.

                (b) Except for the Assumed Obligations, Buyer shall not assume or in any manner be liable for any duties, responsibilities, obligations or liabilities of Seller of any kind or nature, whether express or implied, known or unknown, contingent or


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absolute, including, without limitation, any liabilities to or in connection with Seller's employees whether arising in connection with the transaction contemplated hereunder or otherwise.

         2.4    EARNEST MONEY.

                (a) Within five (5) days of the execution of this Agreement, Buyer shall deposit with Escrow Agent under the Escrow Agreement, in immediately available funds, the Earnest Money. The Escrow Agent shall hold the Earnest Money under the terms of the Escrow Agreement in trust for the benefit of the parties hereto. Interest and other earnings on the Earnest Money shall be distributed by the Escrow Agent to Buyer from time to time upon the request of Buyer.

                (b) If Closing does not occur, the Earnest Money shall be delivered to Seller or returned to Buyer in accordance with SECTION 10.2, and if Closing does occur, the Earnest Money shall be applied to payment of the Purchase Price at Closing as provided in SECTION 2.5.

         2.5    PAYMENTS.

                (a)   The Purchase Price shall be paid by Buyer as follows:

                      (i) At the Closing, the Earnest Money shall, subject to execution and delivery of the closing documents described in
SECTION 8.2, become the property of Seller and shall, pursuant to the Escrow Agreement, be disbursed to Seller by cashier's check or wire transfer of immediately available funds.

                      (ii) At the Closing, the Purchase Price, less the amount of the Earnest Money disbursed to Seller, shall be paid to Seller at Closing by wire transfer of immediately available funds.

                (b) Buyer shall pay to Seller, or Seller shall pay to Buyer, the Adjustment Amount in accordance with SECTION 2.7.

         2.6 ALLOCATION OF THE PURCHASE PRICE. Prior to Closing, Buyer and Seller shall agree to an allocation of the Purchase Price. Buyer and Seller shall use such allocation for all reporting purposes in connection with federal, state and local income and, to the extent permitted under applicable law, franchise taxes. Buyer and Seller agree to report such allocation to the Internal Revenue Service in the form required by Treasury Regulation Section 1.1060-1T.


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         2.7    ADJUSTMENT OF PURCHASE PRICE.

                (a) Except as provided in the LMA, all operating income and operating expenses of the Station shall be adjusted and allocated between Seller and Buyer, and an adjustment in the Purchase Price shall be made as provided in this Section, to the extent necessary to reflect the principle that all such income and expenses attributable to the operation of the Station on or before the Closing Date shall be for the account of Seller, and all income and expenses attributable to the operation of the Station after the closing Date shall be for the account of Buyer.

                (b) To the extent not inconsistent with the express provisions of this Agreement, the allocations made pursuant to this SECTION 2.7 shall be made in accordance with generally accepted accounting principles.

                (c) For purposes of making the adjustments pursuant to this Section, Buyer shall prepare and deliver the Adjustment List to Seller within thirty (30) days following the Closing Date, or such earlier or later date as shall be mutually agreed to by Seller and Buyer. The Adjustment List shall set forth the Adjustment Amount. If the Adjustment Amount is a credit to the account of Buyer, Seller shall pay such amount to Buyer, and if the Adjustment Amount is a charge to the account of Buyer, Buyer shall pay such amount to Seller. In the event Seller disagrees with the Adjustment Amount determined by Buyer or with any other matter arising out of this subsection, and Buyer and Seller cannot within sixty (60) days resolve the disagreement themselves, the parties will refer the disagreement to a firm of independent certified public accountants, mutually acceptable to Seller and Buyer, whose decision shall be final and whose fees and expenses shall be allocated between and paid by Seller and Buyer, respectively, to the extent that such party does not prevail on the disputed matters decided by the accountants.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Notwithstanding anything to the contrary in this Agreement, Seller makes no representation or warranty other than as set forth in this Article III. Seller hereby represents and warrants to Buyer as follows:

         3.1 ORGANIZATION AND GOOD STANDING. Seller is a corporation, validly existing and in good standing under the laws of the State of North Carolina. Seller has all requisite power to own, operate and lease its properties and carry on its business as it is now being conducted and as the same will be conducted until the Closing.

         3.2 AUTHORIZATION AND BINDING EFFECT OF DOCUMENTS. Seller's execution and delivery of, and the performance of its obligations under, this Agreement and each of the


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other Documents, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly authorized and approved by all necessary corporate action on the part of Seller. Subject only to consummation of the HAP Agreement, Seller has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Documents and to consummate the transactions hereby and thereby contemplated. This Agreement and each of the other Documents have been, or at or prior to the Closing will be, duly executed by Seller. The Documents, when executed and delivered by the parties hereto, will constitute legal and valid obligations of Seller enforceable against it in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights or remedies generally, and except as may be limited by general principles of equity (regardless of whether enforceability is sought in a proceeding in equity or at law).

         3.3 ABSENCE OF CONFLICTS. The execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents by Seller, and the consummation of the transactions contemplated hereby and thereby:

                (a) do not, to Seller's actual knowledge, in any material respect (with or without the giving of notice or the passage of time or both) violate (or result in the creation of any Lien other than a Permitted Lien on any of the Sale Assets under), any provision of law, rule or regulation or any order, judgment, injunction, decree or ruling applicable to Seller;

                (b) do not (with or without the giving of notice or the passage of time or both) conflict with or result in a breach or termination of, or constitute a default or give rise to a right of termination or acceleration under the Articles of Incorporation or Bylaws of Seller or pursuant to any lease, agreement, commitment or other instrument which Seller is a party to, or bound by, or by which any of the Sale Assets may be bound, or result in the creation of any Lien, other than a Permitted Lien, upon any of the Sale Assets.

         3.4 GOVERNMENTAL CONSENTS AND CONSENTS OF THIRD PARTIES. Except for such consents as are required by the FCC, to Seller's actual knowledge, the execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents by Seller, and the consummation by Seller of the transactions contemplated hereby and thereby, do not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration of filing with, any court or public agency or other authority, or the consent of any person under any agreement, arrangement or commitment of a nature to which Seller is a party or by which it is bound or by which the Sale Assets are bound or to which they are subject to, the failure of which to obtain would have a material adverse effect on the Sale Assets or the operation of the Station.

         3.5 SALE ASSETS. To Seller's actual knowledge, the Sale Assets include all of


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the assets, properties and rights of every type and description, real, personal and mixed, tangible and intangible, that are used to a material extent in the conduct of the business of owning and operating the Station in the manner in which that business is now conducted (with the exception of the Excluded Assets and any asset owned by Buyer and used in the operation of the Station pursuant to the LMA).

         3.6 TANGIBLE PERSONAL PROPERTY. Except for supplies and other incidental items which in the aggregate are not of material value and except for studio equipment, to Seller's actual knowledge, the list of Tangible Personal Property set forth on SCHEDULE 3.6 is a complete and correct list of all of the items of tangible personal property (other than Excluded Assets and any asset owned by Buyer and used in the operation of the Station pursuant to the LMA) used to a material extent in the operation of the Station in the manner in which it is now operated. At Closing, Seller will have good, marketable and valid title to all of the items of Tangible Personal Property free and clear of all Liens except Permitted Liens, and including the right to transfer same.

         3.7 REAL PROPERTY. To Seller's actual knowledge, the real property described on SCHEDULE 3.7 constitutes a complete and correct summary description in all material respects of all of the interests in real estate used to any extent in the operation of the Station in the manner in which it has been and is now operated. Said real property, together with all improvements affixed thereto, is herein defined as the "Real Property." At Closing, Seller will have fee simple title to the Real Property. To Seller's knowledge, the Real Property is not subject to any suit for condemnation or other taking by any public authority.

         3.8 FCC LICENSES. At Closing, Seller will be the holder of the FCC Licenses listed on SCHEDULE 3.8, and the FCC Licenses (i) will be valid, in good standing and in full force and effect and constitute all of the licenses, permits and authorizations required by the Act, the Rules and Regulations or the FCC for, or used in, the operation of the Station in all material respects as now operated, and (ii) will constitute all the current licenses and authorizations issued by the FCC to Seller for or in connection with the current operation of the Station. Seller has no knowledge of any condition imposed by the FCC as part of any FCC License which is neither set forth on the face thereof as issued by the FCC nor contained in the Rules and Regulations applicable generally to stations of the type, nature, class or location of the Station. At Closing, no proceedings will be pending or, to the knowledge of the Seller at Closing, threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to the Station or its operation, other than proceedings affecting the radio broadcasting industry in general.

         3.9 STATION AGREEMENTS. At Closing, each of the Station Agreements will be in effect and binding upon Seller and, to Seller's knowledge, the other parties thereto


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(subject to bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally). To Seller's knowledge, no other party to any of the Station Agreements is in default thereunder in any material respect.

         3.10 COMPLIANCE WITH LAW. To Seller's actual knowledge, the operation of the Station complies in all material respects with the applicable rules and regulations of the FCC and all federal, state, local or other laws, statutes, ordinances, regulations, and any applicable order, writ, injunction or decree of any court, commission, board, agency or other instrumentality.

         3.11 ENVIRONMENTAL MATTERS. To Seller's knowledge, no hazardous or toxic substance or waste regulated under any applicable environmental, health or safety law has been generated, stored, transported or released on, in, from or to the Real Property, and at Closing Seller shall have complied in all material respects with all environmental, health and safety laws applicable to the Station.

         3.12 TOWER COORDINATES. To Seller's actual knowledge the current vertical elevation and geographical coordinates of the Station's towers ("the Tower Coordinates") are properly registered with the FCC and FAA; and (ii) the Tower Coordinates comply with and correspond to the current vertical elevation an geographical coordinates authorized by the FAA, FCC and any other governmental authority, including any federal, state or local authority having jurisdiction over the Station or said towers.

         3.13 BROKER'S OR FINDER'S FEES. No agent, broker, investment banker or other person or firm acting on behalf of or under the authority of Seller or any affiliate of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:

         4.1 ORGANIZATION AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Kentucky. Buyer has all requisite corporate power to own, operate and lease its properties and carry on its business as it is now being conducted and as the same will be conducted following the Closing.

         4.2 AUTHORIZATION AND BINDING EFFECT OF DOCUMENTS. Buyer's execution and delivery of, and the performance of its obligations under, this Agreement and each of the


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

other Documents, and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly authorized and approved by all necessary corporate action on the part of Buyer. Buyer has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Documents and to consummate the transactions hereby and thereby contemplated. This Agreement and each of the other Documents have been, or at or prior to the Closing will be, duly executed by Buyer. This Agreement and each of the other Documents to be executed by Buyer have been, or at or prior to the Closing will be, duly executed by Buyer. The Documents, when executed and delivered by the parties hereto, will constitute the valid and legally binding agreement of Buyer, enforceable against Buyer in accordance with their terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights or remedies generally, and except as may be limited by general principles of equity (regardless of whether such enforceability is sought in a proceeding in equity or at law).

         4.3 ABSENCE OF CONFLICTS. Buyer's execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents and the consummation by Buyer of the transaction contemplated hereby and thereby:

                (a) Do not in any material respect (with or without the giving of notice or the passage of time or both) violate (or result in the creation of any claim, lien, charge or encumbrance on any of the assets or properties of Buyer under) any provision of law, rule or regulation or any order, judgment, injunction, decree or ruling applicable to Buyer in any manner which would have a material adverse effect on the assets, business, operation or financial condition or results of operations of Buyer;

                (b) Do not (with or without the giving of notice or the passage of time or both) conflict with or result in a breach or termination of, or constitute a default or give rise to a right of termination or acceleration under, the articles of incorporation or bylaws of Buyer or any lease, agreement, commitment, or other instrument which Buyer is a party to, bound by, or by which any of its assets or properties may be bound.

         4.4 GOVERNMENTAL CONSENTS AND CONSENTS OF THIRD PARTIES. Except for the required consent of the FCC, Buyer's execution and delivery of, and the performance of its obligations under, this Agreement and each of the other Documents and the consummation by Buyer of the transaction contemplated hereby and thereby, do not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration or filing with, any court or public agency or other authority, or the consent of any person under any agreement, arrangement or commitment of any nature to which Buyer is a party or by which it is bound, the failure of which to obtain would have a material adverse effect on the assets, business, operation or financial condition or results of operations of Buyer.

         4.5    QUALIFICATION.


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

                (a) Buyer has no knowledge after due inquiry of any facts concerning Buyer or any other person with an attributable interest in Buyer (as such term is defined under the Rules and Regulations) which, under present law (including the Act) and the Rules and Regulations, would (i) disqualify Buyer from being the holder of the FCC Licenses, the owner of the Sale Assets or the operator of the Station upon consummation of the transactions contemplated by this Agreement, or (ii) raise a substantial and material question of fact (within the meaning of Section 309(e) of the Act) respecting Buyer's qualifications.

                (b) Without limiting the foregoing SUBSECTION (a), Buyer shall make the affirmative certifications provided in Section III of FCC Form 314, or as may be required on any form required by the FCC to obtain its consent to this transaction, at the time of filing of such form with the FCC as contemplated by
SECTION 5.2.

         4.6 BROKER'S OR FINDER'S FEES. No agent, broker, investment banker, or other person or firm acting on behalf of or under the authority or Buyer or any affiliate of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with transactions contemplated by this Agreement.

                                    ARTICLE V

                     TRANSACTIONS PRIOR TO THE CLOSING DATE

         5.1 CONDUCT OF THE STATION'S BUSINESS PRIOR TO THE CLOSING DATE. Subject to the terms and conditions of the LMA, Seller covenants and agrees with Buyer that between the date Seller consummates the HAP Agreement and the Closing Date, unless the Buyer otherwise agrees in writing (which agreement shall not be unreasonably withheld or delayed), Seller shall:

                (a) Use reasonable commercial efforts to maintain insurance upon all of the tangible Sale Assets in such amounts and of such kind comparable to that in effect on the date hereof with respect to such Sale Assets and with respect to the operation of the Station, with insurers of substantially the same or better financial condition;

                (b) Operate the Station and otherwise conduct its business in all material respects in accordance with the terms or conditions of its FCC Licenses, the Rules and Regulations, the Act and all other rules and regulations, statutes, ordinances and orders of all governmental authorities having jurisdiction over any aspect of the operation of the Station, except where the failure to so operate the Station would not have a material adverse effect on the Sale Assets or the operation of the Station or on the ability of Seller to consummate the transactions contemplated hereby;

                (c) Comply in all material respects with all Station Agreements now or hereafter existing which are material, individually or in the aggregate, to the operation of the Station;

                (d) Promptly notify Buyer of any material default by, or claim of default against, any party under any Station Agreements which are material, individually or in the aggregate, to the operation of the Station, and any event or condition which, with notice or lapse of time or both, would constitute an event of default under such Station Agreements;

                (e) Not mortgage, pledge or subject to any Lien other than a Permitted Lien (except in the ordinary course of business) any of the Sale Assets;

                (f) Not sell, lease or otherwise dispose of, nor agree to sell, lease or otherwise dispose of, any of the Sale Assets, except for dispositions in the ordinary course of business;

                (g) Not amend or terminate any Station Agreement, other than in the ordinary course of business;

                (h) Not introduce any material change with respect to the operation of the Station including, without limitation, any material changes in the broadcast hours of the Station or any other material change in the Station's programming policies, except such changes as in the sole discretion of Seller, exercised in good faith after consultation with Buyer, are required by the public interest;

                (i) Notify Buyer of any material litigation pending or threatened against Station or any material damage to or destruction of any assets included or to be included in the Sale Assets of which Seller receives actual knowledge.

         5.2 GOVERNMENTAL CONSENTS. Seller and Buyer shall file with the FCC, within five (5) business days after the execution of this Agreement or at such later date as the parties deem appropriate, such applications and other documents in the name of Seller or Buyer, as appropriate, as may be necessary or advisable to obtain the FCC Order. Seller and Buyer shall take all commercially reasonable steps necessary to prosecute such filings with diligence and shall diligently oppose any objections to, appeals from or petitions to reconsider such approval of the FCC, to the end that the FCC Order and a Final Action with respect thereto may be obtained as soon as practicable; provided, however, that in the event the application for assignment of the FCC Licenses has been designated for hearing, either Buyer or Seller may elect to terminate this Agreement pursuant to SECTION 10.1(c). Buyer shall not knowingly take, and Seller covenants that Seller shall not knowingly take, any action that party knows or has reason to know would materially and adversely affect or materially delay issuance of the FCC Order or materially and adversely affect or materially delay its becoming a Final Action without a Material Adverse Condition, unless such action is requested or required by the FCC, its staff or the Rules and Regulations. Should Buyer or Seller become aware of any facts which could reasonably be expected to materially and adversely affect or materially delay issuance of the FCC Order without a Material Adverse Condition (including but not limited to, in the case of Buyer, any facts which would reasonably be expected to disqualify Buyer from controlling the Station), such party shall promptly notify the other party thereof in writing and both parties shall cooperate to take all steps necessary or desirable to resolve the matter expeditiously and to obtain the FCC's approval of matters pending before it.

         5.3 OTHER CONSENTS. Seller shall use its reasonable best efforts to obtain the consent or waivers to the transactions contemplated by this Agreement required under any assumed Station Agreements; provided that Seller shall not be required to pay or grant any material consideration in order to obtain any such consent or waiver.

         5.4 TAX RETURNS AND PAYMENTS. All taxes pertaining to ownership of the Sale Assets or operation of the Station prior to the Closing Date will be timely paid; provided that Seller shall not be required to pay any such tax so long as the validity thereof shall be contested in good faith by appropriate proceedings and Seller shall have set aside adequate reserves with respect to any such tax.

         5.5 REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable to satisfy any condition to the parties' obligations hereunder in its power to satisfy and to consummate and make effective as soon as practicable the transactions contemplated by this Agreement.

         5.6 FCC REPORTS. Seller shall continue to file, on a current basis until the Closing Date, all reports and documents required to be filed with the FCC with respect to the Station. Seller shall provide Buyer with copies of all such filings within five business days of the filing with the FCC.

         5.7 CONVEYANCE FREE AND CLEAR OF LIENS. At or prior to the Closing, Seller shall obtain executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Buyer, of any security interests granted in the Sale Assets and properties as security for payment of loans and other obligations or judgments and of any other Liens on the Sale Assets. At the closing, Seller shall transfer and convey to Buyer all of the Sale Assets free and clear of all Liens except Permitted Liens.

                                   ARTICLE VI

                           CONDITIONS PRECEDENT TO THE

                          OBLIGATIONS OF BUYER TO CLOSE

         Buyer's obligation to close the transaction contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, unless waived by Buyer in writing:

         6.1    ACCURACY OF REPRESENTATIONS AND WARRANTIES; CLOSING CERTIFICATE.

                (a) The representations and warranties of Seller contained in this Agreement or in any other Document shall be complete and correct in all material respects on the date hereof and at the Closing Date with same effect as though made at such time except for changes that are not materially adverse to the Station or the Sale Assets taken as a whole.

                (b) Seller shall have delivered to Buyer on the Closing Date a certificate that (i) the condition specified in SECTION 6.1(a) is satisfied as of the Closing Date, and (ii) except as set forth in such certificate (none of which exceptions shall be materially adverse to the Station, the Sale Assets or Seller's ability to consummate the transaction contemplated hereby), the condition specified in SECTION 6.2 is satisfied as of the Closing Date.

         6.2 PERFORMANCE OF AGREEMENTS. Seller shall have performed in all material respects all of its covenants, agreements and obligations required by this Agreement and each of the other Documents to be performed or complied with by it prior to or upon the Closing Date.

         6.3    FCC AND OTHER CONSENTS.

                (a) The FCC Order shall have been issued by the FCC and shall have become effective under the rules of the FCC without any Material Adverse Condition.

                (b) Seller shall have satisfied all material conditions which the FCC Order or any order, ruling or decree of any judicial or administrative body relating thereto or in connection therewith specifies and requires to be satisfied by Seller prior to transfer of the FCC Licenses to Buyer.

                (c) All other material authorizations, consents, approvals and clearances of federal, state or local governmental agencies required to permit the consummation by Buyer of the transactions contemplated by this Agreement shall have been obtained; all material statutory and regulatory requirements for such consummation shall have been fulfilled; and no such authorizations, consents, approvals or clearances shall contain any conditions that individually or in the aggregate would have a material adverse effect on the operations of the Station.

         6.4 ADVERSE PROCEEDINGS. Neither Buyer nor any affiliate of Buyer shall be subject to any ruling, decree, order or injunction restraining, imposing material limitations on or prohibiting (i) the consummation of the transactions contemplated hereby or (ii) its participation in the operation, management, ownership or control of the Station; and no litigation, proceeding or other action seeking to obtain any such ruling, decree, order or injunction shall be pending. No governmental authority having jurisdiction shall have notified any party to this Agreement that consummation of the transaction contemplated hereby would constitute a violation of the laws of the United States or of any state or political subdivision or that it intends to commence proceedings to restrain such consummation or to force divestiture, unless such governmental authority shall have withdrawn such notice. No governmental authority having jurisdiction shall have commenced any such proceeding.

         6.6 OTHER CONSENTS. Seller shall have obtained in writing and provided to Buyer on or before the Closing Date, without any condition materially adverse to Buyer or the Station, the material consents or waivers to the transactions contemplated by this Agreement required under those Station Agreements which Buyer has elected to assume.

         6.7 DELIVERY OF CLOSING DOCUMENTS. Seller shall have delivered or caused to be delivered to Buyer on the Closing Date each of the Documents required to be delivered pursuant to SECTION 8.2.


                                   ARTICLE VII

                           CONDITIONS PRECEDENT OF THE
                          OBLIGATION OF SELLER TO CLOSE

         The obligation of Seller to close the transaction contemplated by this Agreement is subject to the satisfaction, on or prior to the closing Date, of each of the following conditions, unless waived by Seller in writing:

         7.1    ACCURACY OF REPRESENTATIONS AND WARRANTIES.

                (a) The representations and warranties of Buyer contained in this Agreement shall be complete and correct in all material respects on the date hereof and at the Closing Date with the same effect as though made at such time except for changes that are not materially adverse to Seller.

                (b) Buyer shall have delivered to Seller on the Closing Date a certificate that (i) the condition specified in SECTION 7.1(a) is satisfied as of the Closing Date, and (ii) except as set forth in such certificate (none of which exceptions shall be materially adverse to Buyer's ability to consummate the transaction contemplated hereby), the conditions specified in SECTION 7.2 are satisfied as of the Closing Date.

         7.2 PERFORMANCE OF AGREEMENTS. Buyer shall have performed in all material respects all of its covenants, agreements and obligations required by this Agreement and each of the other Documents to be performed or complied with by it prior to or upon the Closing Date.

         7.3.   FCC AND OTHER CONSENTS.

                (a) The FCC Order shall have been issued by the FCC and shall have become effective under the rules of the FCC without any condition materially adverse to Seller.

                (b) Conditions which the FCC Order or any order, ruling or decree of any judicial or administrative body relating thereto or in connection therewith specifies and requires to be satisfied by Buyer prior to transfer of the FCC Licenses to Buyer shall have been satisfied by Buyer.

                (c) All other authorizations, consents, approvals and clearances of all federal, state and local governmental agencies required to permit the consummation by Seller of the transactions contemplated by this Agreement shall have been obtained; all statutory and regulatory requirements for such consummation shall have been fulfilled; and no such authorizations, consents, approvals or clearances shall contain any conditions that individually or in the aggregate would have any material adverse effect on Seller.

         7.4 ADVERSE PROCEEDINGS. Seller shall not be subject to any ruling, decree, order or injunction restraining, imposing material limitations on or prohibiting the consummation of the transactions contemplated hereby. No governmental authority having jurisdiction shall have notified any party to this Agreement that consummation of the transactions contemplated hereby would constitute a violation of the laws of the United States or of any state or political subdivision or that it intends to commence proceedings to restrain such consummation or to force divestiture, unless such governmental authority shall have withdrawn such notice. No governmental authority having jurisdiction shall have commenced any such proceeding.

         7.5 DELIVERY OF CLOSING DOCUMENTS AND PURCHASE PRICE. Buyer shall have delivered or caused to be delivered to Seller on the Closing Date each of the Documents required to be delivered pursuant to SECTION 8.3, and Seller shall have received payment of the Purchase Price with the form of payment set forth in SECTION 2.5.

                                  ARTICLE VIII

                                     CLOSING

         8.1 TIME AND PLACE. Unless otherwise agreed to in advance by the parties, Closing shall take place in person or via facsimile at the offices of Buyer in Camarillo, California, or at such other place as the parties agree, at 10:00 A.M. Pacific Time on the date (the "Closing Date") that is the later of
(i) the fifth Business Day after the Applicable Date or (ii) the date as soon as practicable following satisfaction or waiver of the conditions precedent hereunder. The "Applicable Date" shall be the date on which issuance of the FCC Order without any Material Adverse Condition or condition materially adverse to Seller has become effective.

         8.2 DOCUMENTS TO BE DELIVERED TO BUYER BY SELLER. At the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

                (a) Certified resolutions of Seller's Board of Directors approving the execution and delivery of this Agreement and each of the other Documents and authorizing the consummation of the transactions contemplated hereby and thereby.

                (b)   The certificate required by SECTION 6.1(b).

                (c) A bill of sale, warranty deed and other instruments of transfer and conveyance transferring to Buyer the Tangible Personal Property and the Real Property.

                (d) Executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Buyer, of any security interests granted in the Sale Assets as security for payment of loans and other obligations and of any other Liens (other than Permitted Liens).

                (e) An instrument or instruments assigning to Buyer all right, title and interest of Seller in and to all Station Agreements being assumed by Buyer.

                (f) An instrument assigning to Buyer all right, title and interest of Seller in the FCC Licenses, all pending applications relating to the Station before the FCC, and any remaining Sale Assets not otherwise conveyed.

                (g) An instrument assigning to Buyer all rights, title and interest of Seller to the assets described in SECTION 2.1(f) hereof.

                (h) An instrument assigning to Buyer all of Seller's rights to indemnification under the HAP Agreement.

                (h) Such additional information and materials as Buyer shall have reasonably requested.

         8.3 DOCUMENTS TO BE DELIVERED TO SELLER BY BUYER. At the Closing, Buyer shall deliver or cause to be delivered to Seller the following:

                (a) Certified resolutions of Buyer's Board of Directors approving the execution and delivery of this Agreement and each of the other Documents and authorizing the consummation of the transaction contemplated hereby and thereby.

                (b)   The Purchase Price as set forth in SECTION 2.5.

                (c) The agreement of Buyer assuming the obligations under any Station Agreements being assumed by Buyer.

                (d)   The certificate required under SECTION 7.1(b).

                (e) Such additional information and materials as Seller shall have reasonably requested.

                                   ARTICLE IX

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                                 INDEMNIFICATION

         9.1 SURVIVAL OF REPRESENTATION AND WARRANTIES. All representations, warranties, covenants and agreements contained in this Agreement or in any other Document shall survive the Closing for the Survival Period and the Closing shall not be deemed a waiver by either party of the representations, warranties, covenants or agreements of the other party contained herein or in any other Document. No claim may be brought under this Agreement or any other Document unless written notice describing in reasonable detail the nature and basis of such claim is given on or prior to the last day of the Survival Period. In the event such a notice is so given, the right to indemnification with respect thereto under this Article shall survive the Survival Period until such claim is finally resolved and any obligations with respect thereto are fully satisfied. Notwithstanding the foregoing, the provisions for survival and the making of claims shall not apply to the agreements whereby Buyer assumes the obligations under SUBSECTION 8.3(c), each of which agreements shall be governed by its own terms.

         9.2 INDEMNIFICATION IN GENERAL. Buyer and Seller agree that the rights to indemnification and to be held harmless set forth in this Agreement shall, as between the parties hereto and their respective successors and assigns, be exclusive of all rights to indemnification and to be held harmless that such party (or its successors or assigns) would otherwise have by statute, common law or otherwise.

         9.3    INDEMNIFICATION BY SELLER.

                (a)   Subject to the provisions of SUBSECTION (b) below and
SECTION 10.2 below, Seller shall indemnify and hold harmless Buyer and any officer, director, agent, employee and affiliate thereof with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys' fees) relating to or arising out of:

                      (i) Any breach or non-performance by Seller of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other Documents; or

                      (ii) The ownership or operation by Seller of the Station or the Sale Assets on or prior to the Closing Date; or

                      (iii) All other liabilities and obligations of Seller other than the Assumed Obligations.

                (b)   Except for any amounts owed by Seller to Buyer under
SECTION 2.7, if Closing occurs, Seller shall not be obligated until the aggregate amount of such claims, liabilities, damages, losses, costs and expenses exceeds Buyer's Threshold Limitation, in which case Buyer shall then be entitled to indemnification of the entire aggregate amount.

         9.4    INDEMNIFICATION BY BUYER.

                  (a) Subject to the provisions of SUBSECTION (b) below and
SECTION 10.2 below, Buyer shall indemnify and hold harmless Seller and any officer, director, agent, employee and affiliate thereof with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys' fees) relating to or arising out of:

                      (i) Any breach or non-performance by Buyer of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other Document; or

                      (ii) The ownership or operation of the Station after the Closing Date or Buyer's operation of the Station after the commencement of the LMA; or

                      (iii)  All other liabilities or obligations of Buyer.

                (b)   Except for any amounts owed by Buyer to Seller under
SECTION 2.7, if Closing occurs, Buyer shall not be obligated until the aggregate amount of such claims, liabilities, damages, losses, costs and expenses exceeds Seller's Threshold Limitation, in which case Seller shall then be entitled to indemnification of the entire aggregate amount.

         9.5 INDEMNIFICATION PROCEDURES. In the event that an Indemnified Party may be entitled to indemnification hereunder with respect to any asserted claim of, or obligation or liability to, any third party, such party shall notify the Indemnifying Party thereof, describing the matters involved in reasonable detail, and the Indemnifying Party shall be entitled to assume the defense thereof upon written notice to the Indemnified Party with counsel reasonably satisfactory to the Indemnified Party; provided, that once the defense thereof is assumed by the Indemnifying Party, the Indemnifying Party shall keep the Indemnified Party advised of all developments in the defense thereof and any related litigation, and the Indemnified Party shall be entitled at all times to participate in the defense thereof at its own expense. If the Indemnifying Party fails to notify the Indemnified Party of its election to defend or contest its obligation to indemnify under this ARTICLE IX, the Indemnified Party may pay, compromise, or defend such a claim without prejudice to any right it may have hereunder.

                                    ARTICLE X

                         TERMINATION; LIQUIDATED DAMAGES

         10.1 TERMINATION. If Closing shall not have previously occurred, this Agreement shall terminate upon the earliest of:

                (a) the giving of written notice from Seller to Buyer, or from Buyer to Seller, if:

                      (i) Seller gives such termination notice and is not at such time in material default hereunder, or Buyer gives such termination notice and Buyer is not at such time in material default hereunder; and

                      (ii)   Either:

                             (A) any of the representations or warranties
contained herein of Buyer (if such termination notice is given by Seller), or of Seller (if such termination notice is given by Buyer), are inaccurate in any respect and materially adverse to the party giving such termination notice unless the inaccuracy has been induced by or is the result of actions or omissions of the party giving such termination notice; or

                             (B) Any  material  obligation  to be  performed
by Buyer (if such termination notice is given by Seller) or by Seller (if such termination notice is given by Buyer) is not timely performed in any material respect unless the lack of timely performance has been induced by or is the result of actions or omissions of the party giving such termination notice; or

                             (C) Any  condition  (other  than  those  referred
to in foregoing CLAUSES (A) and (B)) to the obligation to close the transaction contemplated herein of the party giving such termination notice has not been timely satisfied; and any such inaccuracy, failure to perform or non-satisfaction of a condition neither has been cured nor satisfied within twenty (20) days after written notice thereof from the party giving such termination notice nor waived in writing by the party giving such termination notice.

                (b) Written notice from Seller to Buyer, or from Buyer to Seller, at any time after one year from the date this Agreement is executed; provided that termination shall not occur upon the giving of such termination notice by Seller if Seller is at such time in material default hereunder or upon the giving of such termination notice by Buyer if Buyer is at such time in material default hereunder.

                (c) Written notice from Seller to Buyer, or from Buyer to Seller, at any time following a determination by the FCC that the application for consent to assignment of the FCC Licenses has been designated for hearing; provided that the party which is the subject of the hearing (or whose alleged actions or omissions resulted in the designation for hearing) may not elect to terminate under this subsection (c).

                (d)   The written election by Buyer under ARTICLE XI.

         10.2   OBLIGATIONS UPON TERMINATION.

                (a)   In the event this Agreement is terminated pursuant to
SECTION 10.1(a)(ii)(A) or (B), the aggregate liability of Buyer for breach hereunder shall be limited as provided in SUBSECTIONS (c) AND (e), below and the aggregate liability for Seller for breach hereunder shall be limited as provided in SUBSECTIONS (d) and (e), below. In the event this Agreement is terminated for any other reason, neither party shall have any liability hereunder.

                (b) Upon termination of this Agreement, Buyer shall be entitled to the return of the Earnest Money from the Escrow Agent under the Escrow Agreement (i) if such termination is effected by Buyer's giving of valid written notice to Seller pursuant to SUBSECTIONS 10.1(a), (b) (c) or (d), or
(ii) if such termination is effected by Seller's giving of valid written notice to Buyer pursuant to SUBSECTIONS 10.1(a)(ii)(C), 10.1(b) OR 10.1(c). If Buyer is entitled to the return of the Earnest Money, Seller shall cooperate with Buyer in taking such action as is required under the Escrow Agreement in order to effect such return from the Escrow Agent.

                (c) If this Agreement is terminated by Seller's giving of valid written notice to Buyer pursuant to SUBSECTION 10.1(a)(ii)(A) OR (B), Buyer agrees that Seller shall be entitled to receive upon such termination, as liquidated damages and not as a penalty, the Earnest Money ("Liquidated Damages Amount"). SELLER'S RECEIPT OF THE LIQUIDATED DAMAGES AMOUNT SHALL CONSTITUTE PAYMENT OF LIQUIDATED DAMAGES HEREUNDER AND NOT A PENALTY, AND SHALL BE SELLER'S SOLE REMEDY AT LAW OR IN EQUITY FOR BUYER'S BREACH HEREUNDER IF CLOSING DOES NOT OCCUR. BUYER AND SELLER EACH ACKNOWLEDGE AND AGREE THAT THE LIQUIDATED DAMAGE AMOUNT IS

REASONABLE IN LIGHT OF THE ANTICIPATED HARM WHICH WILL BE CAUSED BY BUYER'S BREACH OF THIS AGREEMENT, THE DIFFICULTY OF PROOF OF LOSS, THE INCONVENIENCE AND NON-FEASIBILITY OF OTHERWISE OBTAINING AN ADEQUATE REMEDY, AND THE VALUE OF THE TRANSACTION TO BE CONSUMMATED HEREUNDER.

                (d) Notwithstanding any provision of this Agreement to the contrary, if this Agreement is terminated by Buyer's giving of written notice to Seller pursuant to SECTION 10.1(a) (ii) (A) OR (B), Buyer shall not be entitled to damages or indemnification from Seller.

                (e) In any dispute between Buyer and Seller as to which party is entitled to all or a portion of the Earnest Money, the prevailing party shall receive, in addition to that portion of the Earnest Money to which it is entitled, an amount equal to interest on that portion at the rate of 10% per annum, calculated from the date the prevailing party's demand for all or a portion of the Earnest Money is received by the Escrow Agent.

         10.3   TERMINATION NOTICE. Each notice given by a party pursuant to
SECTION 10.1 to terminate this Agreement shall specify the Subsection (and clause or clauses thereof) of SECTION 10.1 pursuant to which such notice is given.

                                   ARTICLE XI

                                    CASUALTY

         Subject to the last sentence of this Article XI, upon the occurrence of any casualty loss, damage or destruction material to the operation of the Station prior to the Closing, Seller shall promptly give Buyer written notice setting forth in detail the extent of such loss, damage or destruction and the cause thereof if known. Seller shall use its reasonable efforts to promptly commence and thereafter to diligently proceed to repair or replace any such lost, damaged or destroyed property. In the event that such repair or replacement is not fully completed prior to the Closing Date, Buyer may elect to postpone the Closing until Seller's repairs have been fully completed or to consummate the transactions contemplated hereby on the Closing Date, in which event Seller shall assign to Buyer the portion of the insurance proceeds (less all reasonable costs and expenses, including without limitation attorney's fees, expenses and court costs incurred by Seller to collect such amounts), if any, not previously expended by Seller to repair or replace the damaged or destroyed property (such assignment of proceeds to take place regardless of whether the parties close on the scheduled or deferred Closing Date) and Buyer shall accept the damaged Sale Assets in their damaged condition. In the event the loss, damage or destruction causes or will cause the Station to be off the air for more than seven (7) consecutive days or fifteen (15) total days, whether or not consecutive, then Buyer may elect either (i) to consummate the transactions contemplated hereby on the Closing Date, in which event Seller shall assign to Buyer the portion of the insurance proceeds (less all reasonable costs and expenses, including without limitation attorney's fees, expenses and court costs, incurred by Seller to collect such amounts), if any, not previously expended by Seller to repair or replace the damaged or destroyed property, and Buyer shall accept the damaged Sale Assets in their damaged condition, or (ii) to terminate this Agreement. Notwithstanding the foregoing, the provisions of this Article XI shall not apply to any loss, damage or destruction to the extent it is caused by Buyer as operator of the Station pursuant to the LMA.

                                   ARTICLE XII

                               CONTROL OF STATION

         Subject to the terms and conditions of the LMA, between the date of this Agreement and the Closing Date, Buyer shall not control, manage or supervise the operation of the Station or conduct of its business, all of which shall remain the sole responsibility and under the control of Seller, subject to Seller's compliance with this Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         13.1 FURTHER ACTIONS. From time to time before, at and after the Closing, each party, at its expense and without further consideration, will execute and deliver such documents to the other party as the other party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         13.2   PAYMENT OF EXPENSES.

                (a) Any fees assessed by the FCC in connection with the filings contemplated by SECTION 5.2 or consummation of the transactions contemplated hereby shall be shared equally between Seller and Buyer.

                (b) All state or local sales or use, stamp or transfer, grant and other similar taxes payable in connection with consummation of the transactions contemplated hereby shall be paid by the party primarily liable under applicable law to pay such tax.

                (c) Except as otherwise expressly provided in this Agreement, each of the parties shall bear its own expenses, including the fees of any attorneys and accountants engaged by such party, in connection with this Agreement and the consummation of the transactions contemplated herein.

         13.3 SPECIFIC PERFORMANCE. Seller acknowledges that the Station is of a special, unique, and extraordinary character, and that any breach of this Agreement by Seller could not be compensated for by damages. Accordingly, if Seller shall breach its obligations under this Agreement, Buyer shall be entitled, in addition to any of the remedies that it may have, to enforcement of this Agreement (subject to obtaining any required approval of the FCC) by decree of specific performance or injunctive relief requiring Seller to fulfill its obligations under this Agreement. In any action by Buyer to equitably enforce the provisions of this Agreement, Seller shall waive the defense that there is an adequate remedy at law or equity and agrees that Buyer shall have the right to obtain specific performance of the terms of this Agreement without being required to prove actual damages, post bond or furnish other security.

         13.4 NOTICES. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if delivered by courier or sent by registered or certified mail, first class, postage prepaid, or by telex, cable, telegram, facsimile machine or similar written means of communication, addressed as follows:

                (a)   If to Seller, to:

                      c/o Stuart Epperson, Jr.
                      Truth Broadcasting Corporation
                      3780 Will Scarlet Road
                      Winston-Salem, NC 27104

                (b)   if to Buyer, to:

                      c/o Salem Communications Corporation
                      4880 Santa Rosa Road, Suite 300


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

                      Camarillo, California 93012
                      Attention:    Jonathan L. Block, Esq.
                                    Vice President and General Counsel

or such other address with respect to any party hereto as such party may from time to time notify (as provided above) to the other party hereto. Any such notice, demand or communication shall be deemed to have been given (i) if so mailed, as of the close of the third (3rd) business day following the date mailed, and (ii) if personally delivered or otherwise sent as provided above, on the date received.

         13.5 ENTIRE AGREEMENT. This Agreement, the Schedules and Exhibits hereto, and the other Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede any prior negotiations, agreements, understandings or arrangements between the parties with respect to the subject matter hereof.

         13.6 BINDING EFFECT; BENEFITS. Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors or assigns. Except to the extent specified herein, nothing in this Agreement, express or implied, shall confer on any person other than the parties hereto and their respective successors or assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         13.7 ASSIGNMENT. This Agreement and any rights hereunder shall not be assignable by either party hereto without the prior written consent of the other party.

         13.8 GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Kentucky, including all matters of construction, validity and performance.

         13.9 AMENDMENTS AND WAIVERS. No term or provision of this Agreement may be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in accordance with its express terms and conditions.

         13.10 SEVERABILITY. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable in any jurisdiction, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the extent and purpose of such invalid and unenforceable provision, and (ii) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the


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

validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         13.11 HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         13.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by either party on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13.13 REFERENCES. All references in this Agreement to Articles and Sections are to Articles and Sections contained in this Agreement unless a different document is expressly specified.

         13.14 SCHEDULES AND EXHIBITS. Unless otherwise specified herein, each Schedule and Exhibit referred to in this Agreement is attached hereto, and each such Schedule and Exhibit is hereby incorporated by reference and made a part hereof as if fully set forth herein.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written.

"SELLER"                                    "BUYER "

TRUTH BROADCASTING CORPORATION              SALEM MEDIA OF KENTUCKY, INC.



By:                                         By:
   ------------------------------              --------------------------------
      Stuart W. Epperson, Jr.                     Eric H. Halvorson
      President                                   Executive Vice President


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


LIST OF SCHEDULES

SCHEDULE 3.6                                Tangible Personal Property

SCHEDULE 3.7                                Description of Real Property

SCHEDULE 3.8                                FCC Licenses

SCHEDULE 3.9                                Station Agreements


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